UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2007

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 525
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On June 19, 2007, Standard & Poor’s Ratings Services (“S&P”) announced that it has assigned a ‘B+’ corporate credit rating on the Registrant and has assigned ‘B+’ bank loan and ‘3’ recovery ratings to the Registrant’s proposed $160 million senior secured credit facilities (“Credit Facilities”). A copy of the related S&P press release is included as Exhibit 99.1 to this report.

On June 19, 2007, Moody’s Investors Service (“Moody’s) announced that it has assigned a ‘B3’ corporate family rating to the Registrant and a ‘B3’ senior secured debt rating to the Registrant’s proposed Credit Facilities. A copy of the related Moody’s press release is included as Exhibit 99.2 to this report.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release of Standard & Poor’s dated June 19, 2007
99.2	Press Release of Moody’s dated June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: June 19, 2007